Exhibit 10.81

REINSTATEMENT AND SECOND AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS REINSTATEMENT AND SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) dated as of March 27, 2007, is entered into by and between KBS OFFICES AT KENSINGTON, LLC, a Delaware limited liability company (“Purchaser”), and CLPF-KENSINGTON, L.P., a Delaware limited partnership (“Seller”), with reference to the following recitals:

RECITALS

A. Seller and Purchaser (as permitted assignee of KBS Capital Advisors LLC, a Delaware limited liability company) are parties to that certain Purchase and Sale Agreement, dated March 20, 2007, as amended by First Amendment to Purchase and Sale Agreement dated as of March 23, 2007 (as amended, the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B. The Purchase Agreement has terminated in accordance with its terms arising out of Purchaser’s delivery of a termination notice.

C. Seller and Buyer mutually desire to reinstate the Purchase Agreement and to amend the Purchase Agreement as provided below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Reinstatement of Purchase Agreement. The termination of the Purchase Agreement is hereby revoked and, except as expressly modified by this Amendment, the Purchase Agreement shall be, and hereby is, reinstated in its entirety and shall be in full force and effect as if the same had never been terminated.

2. Credit towards the Purchase Price. At Closing, Purchaser shall receive a credit towards the Purchase Price equal to $169,009.

3. New Leasing Costs. The reference to “Schedule 7.2(b)” in Section 7.2(b) of the Purchase Agreement is deleted, and “Exhibit L” is substituted in lieu thereof.

4. Service Contracts. “Exhibit H” to the Purchase Agreement is hereby deleted, and “Exhibit H (Revised)” attached hereto is substituted in lieu thereof.

5. No Other Amendments; This Amendment Governs and Controls. Except as expressly modified hereby, the Purchase Agreement shall remain unmodified and in full force and effect. To the extent any of the provisions of this Amendment are inconsistent with any of the provisions set forth in the Purchase Agreement, the provisions of this Amendment shall govern and control.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment as of the day and year first above written.

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PURCHASER:

KBS OFFICES AT KENSINGTON, LLC,
a Delaware limited liability company

By:	KBS REIT ACQUISITION XII, LLC,
a Delaware limited liability company, its sole member

	By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership, its sole member

		By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation, general partner

			By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

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SELLER:

CLPF – KENSINGTON, L.P., a Delaware limited partnership

By:	CLPF – Kensington GP, LLC, a Delaware limited liability company

	By:	Clarion Lion Properties Fund Holdings, L.P., a Delaware limited partnership

		By:	CLPF - Holdings LLC, a Delaware limited liability company, its General Partner

			By:	Clarion Lion Properties Fund Holdings REIT, LLC, a Delaware limited liability company, its sole member

				By:	Clarion Lion Properties Fund, LLC, a Delaware limited liability company, its managing member

					By:	ING Clarion Partners, LLC, a New York limited liability company, its manager

By:	/s/ Charles Kemp
Name:	Charles Kemp
Title:	Authorized Signatory

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